 Exhibit 99.2

Easterly Government Properties Inc.

VA

Supplemental Information Package
First Quarter 2020

Disclaimers

Forward-looking Statement

We make statements in this Supplemental Information Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement in this Supplemental Information Package for purposes of complying with those safe harbor provisions.  These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.  Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: risks associated with our dependence on the U.S. Government and its agencies for substantially all of our revenues; risks associated with ownership and development of real estate; the risk of decreased rental rates or increased vacancy rates; loss of key personnel; the adverse impact of the novel coronavirus (COVID-19) on the U.S., regional and global economies and the financial condition and results of operations of the Company; general volatility of the capital and credit markets and the market price of our common stock; the risk we may lose one or more major tenants; difficulties in completing and successfully integrating acquisitions; failure of acquisitions or development projects to occur at anticipated levels or to yield anticipated results; risks associated with actual or threatened terrorist attacks; intense competition in the real estate market that may limit our ability to attract or retain tenants or re-lease space; insufficient amounts of insurance or exposure to events that are either uninsured or underinsured; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; exposure to liability relating to environmental and health and safety matters; limited ability to dispose of assets because of the relative illiquidity of real estate investments and the nature of our assets; exposure to litigation or other claims; risks associated with breaches of our data security; risks associated with our indebtedness; and other risks and uncertainties detailed in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission, or the SEC, on February 25, 2020 and the factors included under the heading “Risk Factors” in our other public filings.  In addition, our qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.  We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended March 31, 2020 that will be released on Form 10-Q to be filed on or about May 5, 2020.

Supplemental Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental Information Package and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. Additional detail can be found in the Company’s most recent quarterly report on Form 10-Q and the Company’s most recent annual report on Form 10-K, as well as other documents filed with or furnished to the SEC from time to time.

Annualized lease income is defined as the annualized contractual base rent for the last month in a specified period, plus the annualized straight-line rent adjustments for the last month in such period and the annualized net expense reimbursements earned by us for the last month in such period.

Cash Available for Distribution (CAD) is a non-GAAP financial measure that is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined under GAAP. CAD is calculated in accordance with the current Nareit definition as FFO minus normalized recurring real estate-related expenditures and other non-cash items and nonrecurring expenditures. CAD is presented solely as a supplemental disclosure because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate CAD the same way, the presentation of CAD may not be comparable to similarly titled measures of other companies.

Cash fixed charge coverage ratio is calculated as EBITDA divided by the sum of principal amortization and interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

Cash interest coverage ratio is calculated as EBITDA divided by interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

EBITDA is calculated as the sum of net income (loss) before interest expense, taxes, depreciation and amortization. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP, is not indicative of operating income or cash provided by operating activities as determined under GAAP and may be presented on a pro forma basis. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies.

Fully diluted basis assumes the exchange of all outstanding common units representing limited partnership interests in the Company’s operating partnership, or common units, the full vesting of all shares of restricted stock, and the exchange of all earned and vested LTIP units in the Company’s operating partnership for shares of common stock on a one-for-one basis, which is not the same as the meaning of “fully diluted” under GAAP.

Funds From Operations (FFO) is defined, in accordance with the Nareit FFO White Paper - 2018 Restatement, as net income (loss), calculated in accordance with GAAP, excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a widely recognized measure of REIT performance. Although FFO is a non-GAAP financial measure, the Company believes that information regarding FFO is helpful to shareholders and potential investors.

Funds From Operations, as Adjusted (FFO, as Adjusted) adjusts FFO to present an alternative measure of our operating performance, which, when applicable, excludes the impact of acquisition costs, straight-line rent, amortization of above-/below-market leases, amortization of deferred revenue (which results from landlord assets funded by tenants), non-cash interest expense, non-cash compensation and other non-cash items. By excluding these income and expense items from FFO, as Adjusted, the Company believes it provides useful information as these items have no cash impact. In addition, by excluding acquisition

Supplemental Definitions

related costs the Company believes FFO, as Adjusted provides useful information that is comparable across periods and more accurately reflects the operating performance of the Company’s properties. Certain prior year amounts have been updated to conform to the current year FFO, as Adjusted definition.

Net Operating Income (NOI) and Cash NOI. NOI is calculated as net income plus depreciation and amortization, acquisition costs, corporate general and administrative costs, interest expense and gains or losses from sales of property. Cash NOI excludes from NOI straight-line rent, amortization of above-/below-market leases, and amortization of deferred revenue (which results from landlord assets funded by tenants). NOI and Cash NOI presented by the Company may not be comparable to NOI and Cash NOI reported by other REITs that define NOI and Cash NOI differently. The Company believes that NOI and Cash NOI provide investors with useful measures of the operating performance of our properties. NOI and Cash NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions. Certain prior year amounts have been updated to conform to the current year Cash NOI definition.

Net Debt and Adjusted Net Debt. Net Debt represents consolidated debt (reported in accordance with GAAP) adjusted to exclude unamortized premiums and discounts and deferred financing fees, less cash and cash equivalents. By excluding these items, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted Net Debt is Net Debt reduced by 1) the lesser of i) anticipated lump-sum reimbursement amounts and ii) the cost to date for each project under construction and 2) 40% times the amount by which the cost to date exceeds anticipated lump-sum reimbursement amounts for each project under construction. These adjustments are made to 1) remove the estimated portion of each project under construction that has been financed with debt which may be repaid with anticipated cost reimbursement payments from the US Government and 2) remove the estimated portion of each project under construction, in excess of anticipated lump-sum reimbursements, that has been financed with debt but has not yet produced earnings. See page 20 for further information. The Company’s method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

Corporate Information and Analyst Coverage

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Information Requests	Investor Relations
2101 L Street NW	New York Stock Exchange	Please contact ir@easterlyreit.com	Lindsay Winterhalter,
Suite 650		or 202-596-3947 to request an	VP, Investor Relations
Washington, DC 20037	Ticker	Investor Relations package	& Operations
202-595-9500	DEA

Executive Team		Board of Directors
William Trimble III, CEO	Darrell Crate, Chairman	William Binnie, Lead Independent Director	Michael Ibe
Michael Ibe, Vice-Chairman and EVP	Meghan Baivier, CFO & COO	Darrell Crate	Tara Innes
Alison Bernard, CAO	Ronald Kendall, EVP	Cynthia Fisher	James Mead
Andrew Pulliam, EVP		Emil Henry Jr.	William Trimble III

Equity Research Coverage

Citigroup	Raymond James & Associates	RBC Capital Markets
Michael Bilerman / Emmanuel Korchman	Bill Crow / Paul Puryear	Michael Carroll
212-816-1383 / 212-816-1382	727-567-2594 / 727-567-2253	440-715-2649

Jefferies	SunTrust Robinson Humphrey	Compass Point Research & Trading, LLC
Jonathan Petersen / Peter Abramowitz	Michael R. Lewis	Merrill Ross
212-284-1705 / 212-336-7241	212-319-5659	202-534-1392

Any opinions, estimates, forecasts or predictions regarding Easterly Government Properties, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Easterly Government Properties, Inc. or its management. Easterly Government Properties, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

Executive Summary (In thousands, except share and per share amounts)

Outstanding Classes of Stock and Partnership Units - Fully Diluted Basis	At March 31, 2020		Earnings	Three months ended March 31, 2020	Three months ended March 31, 2019
Common shares	74,982,095		Net income (loss) available to Easterly Government Properties, Inc.	$1,697	$(416)
Unvested restricted shares	95,102		Net income (loss) available to Easterly Government Properties, Inc.
Common partnership and vested LTIP units	10,553,176		per share:
Total - fully diluted basis	85,630,373		Basic	$0.02	$(0.01)
			Diluted	$0.02	$(0.01)

Market Capitalization	At March 31, 2020		Net income (loss)	$1,918	$(481)
Price of Common Shares	$24.64		Net income (loss), per share - fully diluted basis	$0.02	$(0.01)
Total equity market capitalization - fully diluted basis	$2,109,932		Funds From Operations (FFO)	$25,474	$21,970
Net Debt	928,365		FFO, per share - fully diluted basis	$0.30	$0.31
Total enterprise value	$3,038,297
			FFO, as Adjusted	$24,443	$20,726
			FFO, as Adjusted, per share - fully diluted basis	$0.29	$0.29
Ratios	At March 31, 2020
Net debt to total enterprise value	30.6%		Cash Available for Distribution (CAD)	$21,833	$18,480
Net debt to annualized quarterly EBITDA	6.7	x
Adjusted Net Debt to annualized quarterly pro			Liquidity		At March 31, 2020
forma EBITDA	6.3	x	Cash and cash equivalents		$14,519
Cash interest coverage ratio	4.0	x
Cash fixed charge coverage ratio	3.7	x	Available under $450 million unsecured revolving credit facility(1)		$414,000

(1)Revolving credit facility has an accordion feature that provides additional capacity, subject to the satisfaction of customary terms and conditions, of up to $250 million, for a total revolving credit facility size of not more than $700 million.

Balance Sheets (Unaudited, in thousands, except share amounts)

	March 31, 2020	December 31, 2019
Assets
Real estate properties, net	$2,040,468	$1,988,726
Cash and cash equivalents	14,519	12,012
Restricted cash	4,088	3,537
Deposits on acquisitions	1,800	1,800
Rents receivable	27,219	27,788
Accounts receivable	14,750	15,820
Deferred financing, net	1,571	1,749
Intangible assets, net	171,883	168,625
Interest rate swaps	-	541
Prepaid expenses and other assets	31,027	13,991
Total assets	$2,307,325	$2,234,589

Liabilities
Revolving credit facility	36,000	-
Term loan facilities, net	248,693	248,602
Notes payable, net	446,987	446,927
Mortgage notes payable, net	205,471	206,312
Intangible liabilities, net	31,219	24,578
Deferred revenue	74,608	54,659
Interest rate swaps	15,142	5,837
Accounts payable, accrued expenses, and other liabilities	52,003	47,833
Total liabilities	1,110,123	1,034,748

Equity
Common stock, par value $0.01, 200,000,000 shares authorized,
75,077,197 and 74,832,292 shares issued and outstanding at March 31, 2020 and December 31, 2019, respectively.	751	748
Additional paid-in capital	1,270,758	1,257,319
Retained earnings	21,701	20,004
Cumulative dividends	(230,276)	(210,760)
Accumulated other comprehensive loss	(13,276)	(4,690)
Total stockholders' equity	1,049,658	1,062,621
Non-controlling interest in Operating Partnership	147,544	137,220
Total equity	1,197,202	1,199,841
Total liabilities and equity	$2,307,325	$2,234,589

Income Statements (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended
	March 31, 2020	March 31, 2019
Revenues
Rental income	$56,583	$48,488
Tenant reimbursements	1,152	1,584
Other income	483	535
Total revenues	58,218	50,607

Expenses
Property operating	11,258	9,963
Real estate taxes	6,562	5,755
Depreciation and amortization	23,556	22,451
Acquisition costs	538	470
Corporate general and administrative	5,483	4,317
Total expenses	47,397	42,956

Other expenses
Interest expense, net	(8,903)	(8,132)
Net income (loss)	1,918	(481)

Non-controlling interest in Operating Partnership	(221)	65
Net income (loss) available to Easterly Government
Properties, Inc.	$1,697	$(416)

Net income (loss) available to Easterly Government
Properties, Inc. per share:
Basic	$0.02	$(0.01)
Diluted	$0.02	$(0.01)

Weighted-average common shares outstanding:
Basic	74,892,711	61,225,926
Diluted	75,616,233	61,225,926

Net income (loss), per share - fully diluted basis	$0.02	$(0.01)

Weighted average common shares outstanding -
fully diluted basis	84,735,095	70,831,727

Net Operating Income (Unaudited, in thousands)

	Three Months Ended
	March 31, 2020	March 31, 2019

Net income (loss)	$1,918	$(481)
Depreciation and amortization	23,556	22,451
Acquisition costs	538	470
Corporate general and administrative	5,483	4,317
Interest expense	8,903	8,132
Net Operating Income	40,398	34,889
Adjustments to Net Operating Income:
Straight-line rent and other non-cash adjustments	(698)	(967)
Amortization of above-/below-market leases	(1,521)	(1,729)
Amortization of deferred revenue	(697)	(67)
Cash Net Operating Income	$37,482	$32,126

EBITDA, FFO and CAD (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended
	March 31, 2020	March 31, 2019
Net income (loss)	$1,918	$(481)
Depreciation and amortization	23,556	22,451
Interest expense	8,903	8,132
Tax expense	89	118
EBITDA	$34,466	$30,220

Pro forma adjustments(1)	595
Pro forma EBITDA	$35,061

Net income (loss)	$1,918	$(481)
Depreciation and amortization	23,556	22,451
FFO	$25,474	$21,970
Adjustments to FFO:
Acquisition costs	538	470
Straight-line rent and other non-cash adjustments	(709)	(974)
Amortization of above-/below-market leases	(1,521)	(1,729)
Amortization of deferred revenue	(697)	(67)
Non-cash interest expense	358	322
Non-cash compensation	1,000	734
FFO, as Adjusted	$24,443	$20,726

FFO, per share - fully diluted basis	$0.30	$0.31
FFO, as Adjusted, per share - fully diluted basis	$0.29	$0.29

FFO, as Adjusted	$24,443	$20,726
Acquisition costs	(538)	(470)
Principal amortization	(870)	(836)
Maintenance capital expenditures	(877)	(902)
Contractual tenant improvements	(325)	(38)
Cash Available for Distribution (CAD)	$21,833	$18,480

Weighted average common shares outstanding -
fully diluted basis	84,735,095	70,831,727

(1)Pro forma assuming a full quarter of operations from the two properties acquired in the first quarter of 2020.

Debt Schedules (Unaudited, in thousands)

Debt Instrument	Maturity Date	March 31, 2020 Interest Rate	March 31, 2020 Balance(1)	March 31, 2020 Percent of Total Indebtedness
Unsecured debt
Revolving Credit facility	18-Jun-22(2)	LIBOR + 130bps	$36,000	3.8%
2016 Term Loan facility	29-Mar-24	2.67%(3)	100,000	10.6%
2018 Term Loan facility	19-Jun-23	3.96%(4)	150,000	15.9%
2017 Series A Senior Notes	25-May-27	4.05%	95,000	10.1%
2017 Series B Senior Notes	25-May-29	4.15%	50,000	5.3%
2017 Series C Senior Notes	25-May-32	4.30%	30,000	3.2%
2019 Series A Senior Notes	12-Sep-29	3.73%	85,000	9.0%
2019 Series B Senior Notes	12-Sep-31	3.83%	100,000	10.6%
2019 Series C Senior Notes	12-Sep-34	3.98%	90,000	9.5%
Total unsecured debt	7.8 years	3.69%	$736,000	78.0%
	(wtd-avg maturity)	(wtd-avg rate)

Secured mortgage debt
DEA - Pleasanton	18-Oct-23	LIBOR + 150bps	$15,700	1.7%
VA - Golden	1-Apr-24	5.00%	9,137	1.0%
MEPCOM - Jacksonville	14-Oct-25	4.41%	8,703	0.9%
USFS II - Albuquerque	14-Jul-26	4.46%	16,171	1.7%
ICE - Charleston	15-Jan-27	4.21%	17,107	1.9%
VA - Loma Linda	6-Jul-27	3.59%	127,500	13.5%
CBP - Savannah	10-Jul-33	3.40%	12,566	1.3%
Total secured mortgage debt	7.0 years	3.76%	$206,884	22.0%
	(wtd-avg maturity)	(wtd-avg rate)

Debt Statistics	March 31, 2020			March 31, 2020
Variable rate debt - unhedged	$51,700	% Variable rate debt - unhedged		5.5%
Fixed rate debt	891,184	% Fixed rate debt		94.5%
Total Debt(1)	$942,884
Less: cash and cash equivalents	(14,519)	Weighted average maturity		7.6 years
Net Debt	$928,365	Weighted average interest rate		3.7%
Less: adjustment for projects under construction(5)	(46,295)
Adjusted Net Debt	$882,070

(1)Excludes unamortized premiums / discounts and deferred financing fees.

(2)Revolving credit facility has two six-month as-of-right extension options, subject to certain conditions and the payment of an extension fee.

(3)Calculated based on two interest rate swaps with an aggregate notional value of $100.0 million, which effectively fix the interest rate at 2.67% annually based on the Company’s current leverage ratio.

(4)Calculated based on four interest rate swaps with an aggregate notional value of $150.0 million, which effectively fix the interest rate at 3.96% annually based on the Company’s current leverage ratio.

(5)See definition of Adjusted Net Debt on Page 4.

Debt Maturities (Unaudited, in thousands)

	Secured Debt		Unsecured Debt
Year	Scheduled Amortization	Scheduled Maturities	Scheduled Maturities	Total	Percentage of Debt Maturing	Weighted Average Interest Rate of Scheduled Maturities
2020	$2,694	-	-	$2,694	0.3%	-
2021	4,233	-	-	4,233	0.4%	-
2022	5,297	-	36,000	41,297	4.4%	2.13%
2023	5,585	15,700	150,000	171,285	18.2%	3.88%
2024	5,730	8,395	100,000	114,125	12.1%	2.86%
2025	5,633	1,917	-	7,550	0.8%	4.41%
2026	3,686	6,368	-	10,054	1.1%	4.46%
2027	1,093	134,640	95,000	230,733	24.5%	3.82%
2028	983	-	-	983	0.1%	-
2029	1,016	-	135,000	136,016	14.4%	3.89%
2030	1,049	-	-	1,049	0.1%	-
2031	1,081	-	100,000	101,081	10.7%	3.83%
2032	1,116	-	30,000	31,116	3.3%	4.30%
2033	668	-	-	668	0.1%	-
2034	-	-	90,000	90,000	9.5%	3.98%
Total	$39,864	$167,020	$736,000	$942,884	100.0%

Operating Property Overview (As of March 31, 2020, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Rentable Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

U.S. Government Leased Properties
VA - Loma Linda	Loma Linda, CA	Outpatient Clinic	2036	2016	327,614	$16,278,982	7.4%	$49.69
Various GSA - Buffalo	Buffalo, NY	Office	2020 - 2025	2004	267,766	8,517,219	3.9%	31.81
JSC - Suffolk	Suffolk, VA	Office	2028	1993 / 2004	403,737	8,106,829	3.6%	20.08
FBI - Salt Lake	Salt Lake City, UT	Office	2032	2012	169,542	6,816,845	3.1%	40.21
Various GSA - Portland	Portland, OR	Office	2020 - 2025	2002	223,261	6,639,812	3.0%	30.04
IRS - Fresno	Fresno, CA	Office	2033	2003	180,481	6,596,324	3.0%	36.55
Various GSA - Chicago	Des Plaines, IL	Office	2020 / 2022	1971 / 1999	232,759	6,396,579	2.9%	28.53
VA - San Jose	San Jose, CA	Outpatient Clinic	2038	2018	90,085	5,819,082	2.6%	64.60
EPA - Lenexa	Lenexa, KS	Office	2027	2007 / 2012	169,585	5,485,256	2.5%	32.35
FBI - San Antonio	San Antonio, TX	Office	2021	2007	148,584	5,176,951	2.3%	34.84
PTO - Arlington	Arlington, VA	Office	2035	2009	190,546	5,088,926	2.3%	26.71
FEMA - Tracy	Tracy, CA	Warehouse	2038	2018	210,373	4,607,609	2.1%	21.90
FDA - Alameda	Alameda, CA	Laboratory	2039	2019	69,624	4,544,619	2.0%	65.27
FBI - Omaha	Omaha, NE	Office	2024	2009	112,196	4,423,905	2.0%	39.43
TREAS - Parkersburg	Parkersburg, WV	Office	2021	2004 / 2006	182,500	4,416,549	2.0%	24.20
EPA - Kansas City	Kansas City, KS	Laboratory	2023	2003	71,979	4,227,512	1.9%	58.73
USCIS - Lincoln	Lincoln, NE	Office	2025	2005	137,671	4,112,283	1.8%	29.87
VA - South Bend	Mishakawa, IN	Outpatient Clinic	2032	2017	86,363	3,964,481	1.8%	45.90
ICE - Charleston	North Charleston, SC	Office	2021 / 2027	1994 / 2012	86,733	3,828,073	1.7%	44.14
FBI / DEA - El Paso	El Paso, TX	Office	2028	1998 - 2005	203,269	3,749,781	1.7%	18.45
FBI - New Orleans	New Orleans, LA	Office	2029	1999 / 2006	137,679	3,644,531	1.6%	26.47
FBI - Pittsburgh	Pittsburgh, PA	Office	2027	2001	100,054	3,621,776	1.6%	36.20
DOT - Lakewood	Lakewood, CO	Office	2024	2004	122,225	3,481,840	1.6%	28.49
FBI - Birmingham	Birmingham, AL	Office	2020	2005	96,278	3,200,326	1.4%	33.24
USCIS - Tustin	Tustin, CA	Office	2034	1979 / 2019	66,818	3,130,398	1.4%	46.85
OSHA - Sandy	Sandy, UT	Laboratory	2024	2003	75,000	3,010,308	1.3%	40.14
USFS II - Albuquerque	Albuquerque, NM	Office	2026	2011	98,720	3,006,955	1.3%	30.46
FDA - College Park	College Park, MD	Laboratory	2029	2004	80,677	2,987,051	1.3%	37.02
USFS I - Albuquerque	Albuquerque, NM	Office	2021	2006	92,455	2,874,160	1.3%	31.09
SSA - Charleston	Charleston, WV	Office	2024	1959 / 2000	110,000	2,844,447	1.3%	25.86
DEA - Vista	Vista, CA	Laboratory	2020	2002	54,119	2,811,893	1.3%	51.96
FBI - Richmond	Richmond, VA	Office	2041	2001	96,607	2,773,104	1.2%	28.71
ICE - Albuquerque	Albuquerque, NM	Office	2027	2011	71,100	2,759,733	1.2%	38.81
JUD - Del Rio	Del Rio, TX	Courthouse/Office	2024	1992 / 2004	89,880	2,708,959	1.2%	30.14
FBI - Albany	Albany, NY	Office	2035	1998	98,184	2,695,916	1.2%	27.46
VA - Northeast	Northeast	Outpatient Clinic	2034	2019	56,330	2,683,810	1.2%	47.64
DEA - Pleasanton	Pleasanton, CA	Laboratory	2035	2015	42,480	2,682,381	1.2%	63.14
JUD - El Centro	El Centro, CA	Courthouse/Office	2034	2004	43,345	2,651,832	1.2%	61.18

Operating Property Overview (Cont.) (As of March 31, 2020, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Rentable Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

U.S. Government Leased Properties (Cont.)
DEA - Sterling	Sterling, VA	Laboratory	2020	2001	49,692	2,464,387	1.1%	49.59
DEA - Dallas Lab	Dallas, TX	Laboratory	2021	2001	49,723	2,442,882	1.1%	49.13
TREAS - Birmingham	Birmingham, AL	Office	2029	2014	83,676	2,438,892	1.1%	29.15
DHA - Aurora(1)	Aurora, CO	Office	2034	1998 / 2018	101,285	2,307,291	1.0%	22.78
DEA - Upper Marlboro	Upper Marlboro, MD	Laboratory	2022	2002	50,978	2,289,287	1.0%	44.91
FBI - Little Rock	Little Rock, AR	Office	2021	2001	101,977	2,261,585	1.0%	22.18
MEPCOM - Jacksonville	Jacksonville, FL	Office	2025	2010	30,000	2,204,619	1.0%	73.49
CBP - Savannah	Savannah, GA	Laboratory	2033	2013	35,000	2,148,957	1.0%	61.40
DOE - Lakewood	Lakewood, CO	Office	2029	1999	115,650	2,090,035	0.9%	18.07
DEA - Santa Ana	Santa Ana, CA	Office	2024	2004	39,905	1,875,724	0.8%	47.00
JUD - Charleston	Charleston, SC	Courthouse/Office	2020	1999	50,888	1,818,135	0.8%	35.73
NPS - Omaha	Omaha, NE	Office	2024	2004	62,772	1,767,746	0.8%	28.16
ICE - Otay	San Diego, CA	Office	2022 / 2026	2001	52,881	1,756,238	0.8%	35.51
VA - Golden	Golden, CO	Office/Warehouse	2026	1996 / 2011	56,753	1,743,712	0.8%	30.72
DEA - Dallas	Dallas, TX	Office	2021	2001	71,827	1,654,665	0.7%	23.04
CBP - Sunburst	Sunburst, MT	Office	2028	2008	33,000	1,615,847	0.7%	48.97
USCG - Martinsburg	Martinsburg, WV	Office	2027	2007	59,547	1,606,290	0.7%	26.98
DEA - Otay	San Diego, CA	Office	2020	1997	32,560	1,541,726	0.7%	47.35
DEA - Birmingham	Birmingham, AL	Office	2020	2005	35,616	1,536,465	0.7%	43.14
JUD - Aberdeen	Aberdeen, MS	Courthouse/Office	2025	2005	46,979	1,485,961	0.7%	31.63
DEA - North Highlands	Sacramento, CA	Office	2033	2002	37,975	1,443,109	0.6%	38.00
GSA - Clarksburg	Clarksburg, WV	Office	2024	1999	63,750	1,438,702	0.6%	22.57
DEA - Albany	Albany, NY	Office	2025	2004	31,976	1,358,508	0.6%	42.49
DEA - Riverside	Riverside, CA	Office	2032	1997	34,354	1,247,798	0.6%	36.32
SSA - Dallas	Dallas, TX	Office	2020	2005	27,200	1,074,520	0.5%	39.50
VA - Baton Rouge	Baton Rouge, LA	Outpatient Clinic	2024	2004	30,000	796,498	0.4%	26.55
ICE - Pittsburgh	Pittsburgh, PA	Office	2022 / 2023	2004	33,425	795,188	0.4%	31.50
JUD - South Bend	South Bend, IN	Courthouse/Office	2027	1996 / 2011	30,119	763,191	0.3%	25.34
DEA - San Diego	San Diego, CA	Warehouse	2032	1999	16,100	537,427	0.2%	33.38
SSA - Mission Viejo	Mission Viejo, CA	Office	2020	2005	11,590	473,290	0.2%	40.84
DEA - Bakersfield	Bakersfield, CA	Office	2021	2000	9,800	358,401	0.2%	36.57
SSA - San Diego	San Diego, CA	Office	2032	2003	10,856	340,052	0.2%	33.81
Subtotal					6,594,473	$222,044,165	99.6%	$33.79

(1)15,215 square feet at DHA - Aurora were excluded from total rentable square feet as the Company attributed no value to this space at acquisition.

Operating Property Overview (Cont.) (As of March 31, 2020, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Rentable Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Privately Leased Properties
5998 Osceola Court - United Technologies	Midland, GA	Warehouse/Manufacturing	2023	2014	105,641	543,046	0.2%	5.14
501 East Hunter Street - Lummus Corporation	Lubbock, TX	Warehouse/Distribution	2028	2013	70,078	409,602	0.2%	5.84
Subtotal					175,719	$952,648	0.4%	$5.42

Total / Weighted Average					6,770,192	$222,996,813	100.0%	$33.05

Tenants (As of March 31, 2020, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government
Federal Bureau of Investigation ("FBI")	7.9	1,216,372	18.1%	$37,901,822	16.9%
Department of Veteran Affairs ("VA")	12.5	752,328	11.2%	34,678,252	15.6%
Drug Enforcement Administration ("DEA")	4.9	630,070	9.3%	25,299,825	11.3%
Environmental Protection Agency ("EPA")	6.2	241,564	3.6%	9,712,768	4.4%
Judiciary of the U.S. ("JUD")	5.5	261,211	3.9%	9,428,078	4.2%
Internal Revenue Service ("IRS")	10.4	241,815	3.6%	8,604,205	3.9%
U.S. Joint Staff Command ("JSC")	8.2	403,737	6.0%	8,106,829	3.6%
Immigration and Customs Enforcement ("ICE")	5.2	193,661	2.9%	7,937,841	3.6%
Food and Drug Administration ("FDA")	14.1	150,301	2.2%	7,531,670	3.4%
U.S. Citizenship and Immigration Services ("USCIS")	8.3	204,489	3.0%	7,242,681	3.2%
Bureau of the Fiscal Service ("BFS")	3.7	266,176	3.9%	6,855,441	3.1%
Federal Aviation Administration ("FAA")	0.6	209,970	3.1%	6,020,143	2.7%
U.S. Forest Service ("USFS")	3.8	191,175	2.8%	5,881,115	2.6%
Social Security Administration ("SSA")	4.1	200,866	3.0%	5,680,546	2.5%
Patent and Trademark Office ("PTO")	14.8	190,546	2.8%	5,088,926	2.3%
Federal Emergency Management Agency ("FEMA")	18.5	210,373	3.1%	4,607,609	2.1%
Customs and Border Protection ("CBP")	11.0	68,000	1.0%	3,764,804	1.7%
Department of Transportation ("DOT")	4.1	129,659	1.9%	3,730,211	1.7%
Occupational Safety and Health Administration ("OSHA")	3.8	75,000	1.1%	3,010,308	1.3%
Defense Health Agency ("DHA")	14.1	101,285	1.5%	2,307,291	1.0%
Department of Energy ("DOE")	9.3	120,496	1.8%	2,209,855	1.0%
Military Entrance Processing Command ("MEPCOM")	5.5	30,000	0.4%	2,204,619	1.0%
U.S. Department of Agriculture ("USDA")	2.5	73,031	1.1%	2,131,557	1.0%
National Park Service ("NPS")	4.2	62,772	0.9%	1,767,746	0.8%
U.S. Coast Guard ("USCG")	7.7	59,547	0.9%	1,606,290	0.7%
Small Business Administration ("SBA")	2.0	37,253	0.6%	1,156,682	0.5%
National Labor Relations Board ("NLRB")	5.5	36,640	0.5%	1,086,935	0.5%
U.S. Army Corps of Engineers ("ACOE")	4.9	39,320	0.6%	1,075,525	0.5%
National Oceanic and Atmospheric Administration ("NOAA")	0.8	25,612	0.4%	834,548	0.4%

Tenants (Cont.) (As of March 31, 2020, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government (Cont.)
Bureau of Alcohol, Tobacco, Firearms and Explosives ("ATF")	2.0	21,342	0.3%	765,857	0.3%
General Services Administration - Other	3.6	17,235	0.3%	562,477	0.3%
Bureau of Indian Affairs ("BIA")	3.4	6,477	0.1%	217,628	0.1%
U.S. Attorney Office ("USAO")	3.8	6,408	0.1%	144,605	0.1%
U.S. Marshals Service ("USMS")	6.8	1,054	0.0%	47,752	0.0%
Department of Labor ("DOL")	3.8	1,004	0.0%	22,655	0.0%
U.S. Probation Office ("USPO")	3.8	452	0.0%	10,207	0.0%
Subtotal	7.9	6,477,241	96.0%	$219,235,303	98.3%

Private Tenants
Other Private Tenants	2.1	50,794	0.8%	$1,465,169	0.7%
Providence Health & Services	5.4	21,643	0.3%	722,012	0.3%
We Are Sharing Hope SC	1.5	21,609	0.3%	621,681	0.3%
United Technologies (Pratt & Whitney)	3.8	105,641	1.6%	543,046	0.2%
Lummus Corporation	8.3	70,078	1.0%	409,602	0.2%
Subtotal	4.6	269,765	4.0%	$3,761,510	1.7%

Total / Weighted Average	7.7	6,747,006	100.0%	$222,996,813	100.0%

(1)Weighted based on leased square feet.

Lease Expirations (As of March 31, 2020, unaudited)

Year of Lease Expiration	Number of Leases Expiring	Square Footage Expiring	Percentage of Total Square Footage Expiring	Annualized Lease Income Expiring	Percentage of Total Annualized Lease Income Expiring	Annualized Lease Income per Leased Square Foot Expiring
2020	16	653,640	9.7%	23,680,320	10.6%	36.23
2021	13	855,544	12.7%	25,472,245	11.4%	29.77
2022	7	124,523	1.8%	4,766,416	2.1%	38.28
2023	10	291,498	4.3%	8,168,804	3.7%	28.02
2024	10	727,374	10.8%	22,978,934	10.3%	31.59
2025	10	350,956	5.2%	12,278,633	5.5%	34.99
2026	3	157,011	2.3%	4,807,312	2.2%	30.62
2027	6	495,529	7.3%	17,442,638	7.8%	35.20
2028	6	710,084	10.5%	13,882,059	6.2%	19.55
2029	4	417,682	6.2%	11,160,509	5.0%	26.72
Thereafter	20	1,963,165	29.2%	78,358,943	35.2%	39.91
Total / Weighted Average	105	6,747,006	100.0%	$222,996,813	100.0%	$33.05

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Summary of Re/Development Projects (As of March 31, 2020, unaudited, in thousands, except square feet)

Projects Under Construction(1)
Property Name	Location	Property Type	Total Rentable Square Feet	Percentage Leased	Lease Term	Anticipated Total Cost	Cost to Date	Anticipated Lump-Sum Reimbursement(2)	Anticipated Completion Date	Anticipated Lease Commencement
FDA - Lenexa	Lenexa, KS	Laboratory	59,690	100%	20-Year	$67,286	$53,851	$41,257	4Q 2020	4Q 2020
Total			59,690			$67,286	$53,851	$41,257

Projects in Design(3)
Property Name	Location	Property Type	Total Estimated Rentable Square Feet	Percentage Leased	Lease Term	Anticipated Completion Date	Anticipated Lease Commencement
FDA - Atlanta	Atlanta, GA	Laboratory	162,000	100%	20-Year	4Q 2022	4Q 2022
Total			162,000

(1)Includes properties under construction for which design is complete.

(2)Includes reimbursement of lump-sum tenant improvement costs and development fees.

(3)Includes projects in the design phase for which project scope is not fully determined.